UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2009

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428-08	033-25967-01

(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 27, 2009, RBS Global, Inc. and Rexnord LLC (together with RBS Global, Inc., the “Companies”), and their parent, Rexnord Holdings, Inc. (“Rexnord Holdings”), issued a press release announcing, among other things, the final results for the previously announced private exchange offers (the “Exchange Offers”) by the Companies and Rexnord Holdings, for (i) certain outstanding debt securities of the Companies (the “Old 2016 Notes”) and Rexnord Holdings (the “Old Holdco Notes” and together with the Old 2016 Notes, the “Old Notes”), and (ii) certain outstanding unsecured term loans of Rexnord Holdings (the “Holdco Loans”).

The Exchange Offers for the Old Notes expired at midnight, New York City time, on April 24, 2009. The Exchange Offer for the Holdco Loans remains subject to the completion of the Exchange Offers for the Old Notes. Approximately (i) $71 million aggregate principal amount of Old 2016 Notes have been validly tendered and not withdrawn for exchange for the Companies’ new 9.50% Senior Notes due 2014 (the “New Senior Notes”), (ii) $235.7 million aggregate principal amount of Old Holdco Notes have been validly tendered and not withdrawn for exchange for New Senior Notes, and (iii) $7.9 million aggregate principal amount of Holdco Loans have been validly surrendered and not withdrawn in exchange for New Senior Notes. Based on the principal amount of Old Notes and Holdco Loans validly tendered or surrendered, as applicable, and accepted, approximately $196.3 million aggregate principal amount of New Senior Notes will be issued in exchange for such Old Notes and Holdco Loans.

It is anticipated that the settlement date for the Exchange Offers will be April 29, 2009.

For additional information concerning the foregoing, a copy of the press release dated April 27, 2009 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated April 27, 2009.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 27th day of April, 2009.

REXNORD LLC

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 27th day of April, 2009.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated April 27, 2009